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                                                                   EXHIBIT 99.3

                     FIRST AMENDMENT TO PURCHASE AGREEMENT


         THIS FIRST AMENDMENT TO PURCHASE AGREEMENT (this "Amendment") is made and entered into as of May 31, 2000, by and among ALTERRA HEALTHCARE CORPORATION, a Delaware corporation (the "Company"), and RDVEPCO, L.L.C., a Michigan limited liability company, GROUP ONE INVESTORS, L.L.C., a Delaware limited liability company and HOLIDAY RETIREMENT 2000, LLC, a Washington limited liability company (each individually an "Original Purchaser" and, collectively, the "Original Purchasers"), and the ELSA D. PRINCE LIVING TRUST (the "Trust") and RDV MANOR CARE, L.L.C., a Michigan limited liability company ("RDVMC" and, together with the Trust, the "TPI-HCR Holders").


                                R E C I T A L S:


         WHEREAS, the Company and the Original Purchasers entered into that certain Purchase Agreement dated as of April 26, 2000 ("the Original Purchase Agreement"), whereby the Original Purchasers agreed to purchase the "Securities" (as such term is defined in the Original Purchase Agreement); and

         WHEREAS, the Company and the Original Purchasers desire to modify and amend the Original Purchase Agreement in certain respects, as is more particularly described below.

         NOW, THEREFORE, the parties hereto promise and agree as follows:


                                   ARTICLE I

                           Definitions and References

         Section 1.1. Terms Defined in the Original Purchase Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Purchase Agreement shall have the same meanings whenever used in this Amendment.

         Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.:

                  "Amendment" means this First Amendment to Purchase Agreement.

                  "Purchase Agreement" means the Original Purchase Agreement as amended hereby.


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                                   ARTICLE II

                   Amendments to Original Purchase Agreement


         Section 2.1. Identity of Parties. The first paragraph of the Original Purchase Agreement is hereby amended (i) to add the TPI-HCR Holders as parties; (ii) to include the TPI-HCR Holders in the definitions of "Purchaser" and "Purchasers"; and (iii) to indicate that Group One Investors, L.L.C. is a Delaware limited liability company, not a Michigan limited liability company.

         Section 2.2. Recitals. The first and second paragraphs contained in the Recitals section of the Original Purchase Agreement are hereby deleted in their entirety and the following recitals substituted in lieu thereof:

                  Subject to the terms and conditions of this Agreement, the Company proposes to issue and sell to the Purchasers, and the Purchasers propose to purchase from the Company, 1,250,000 shares of the Company's Series A 9.75% Convertible Pay-In-Kind Preferred Stock, stated value $4.00 per share (the "Series A Stock"), $42,500,000.00 face amount of the Company's Series A 9.75% Convertible Pay-In-Kind Debentures (the "Series A Debentures"), and a minimum of $90,426,000 face amount of the Company's Series B 9.75% Convertible Pay-In-Kind Debentures (the "Series B Debentures"); and

                  Pursuant to Sections 2.2(a) and 8.2 hereof, the Company has the option to issue up to $65,000,000.00 face amount of the Company's Series C 9.75% Convertible Pay-In-Kind Debentures (the "Series C Debentures", together with the Series A Debentures and the Series B Debentures, collectively the "Debentures"); and

                  The Debentures and the Series A Stock to be purchased hereunder by the Purchaser and others in accordance herewith are sometimes referred to as the "Securities."

         Section 2.3.      Definitions. The following definition contained in
Article I of the Original Purchase Agreement is hereby deleted and replaced in its entirety by the following:

                  "Agreement" means this agreement and all of the exhibits and schedules thereto, each as amended from time to time.

         Section 2.4. Additional Debentures. Section 2.2(a) of the Original Purchase Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                  (a) On the terms and subject to the conditions herein set forth, at any time after the Initial Closing Date and not later than one hundred and eighty (180) days


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         after the Initial Closing Date (the "Option Period"), each Purchaser shall have the right from time to time to purchase at the face amount thereof from the Company a pro rata portion of Series B Debentures having an aggregate face amount of $65,000,000 (said amount to be reduced by the face amount of any Series C Debentures issued by the Company pursuant to this Section 2.2(a) and the face amount of any Debentures issued pursuant to Section 8.2 hereof) as set forth opposite the name of each Purchaser on Schedule 2.1(a) by tendering payment therefor to the Company; provided, however, that no Purchaser may exercise its right to purchase Debentures pursuant hereto more than twice without the prior consent of the Company. During the Option Period, the Company shall have the concurrent right to issue Series C Debentures to parties approved in advance by the Acting Purchasers, such consent not to be unreasonably withheld, delayed or conditioned, in an aggregate face amount of $65,000,000 (said amount to be reduced by the face amount of Debentures acquired by Purchasers upon the exercise of their option pursuant to this Section 2.2(a) and the face amount of Debentures issued prior thereto pursuant to Section 8.2 hereof). Any Debentures issued pursuant to this Section 2.2(a) are referred to herein as "Additional Debentures."

         Section 2.5.      Post-Closing Amendment to Shareholder Rights Plan.
Article VII of the Original Purchase Agreement is hereby amended by the addition of the following Section 7.8:

                  Section 7.8. Amendment to Shareholder Rights Plan and Related Matters. On or before September 30, 2000, Alterra shall have taken such action as is reasonably required by the Acting Purchasers (including without limitation, amending the Rights Plan) so that the holders of the Series A Stock and Series B Stock will have rights and benefits which are substantially similar and proportionate to the rights distributed to the holders of Common Stock pursuant to the Rights Plan and the benefits to be derived by the holders of Common Stock with respect to such rights.

         Section 2.6. TPI-HCR. Section 8.2 of the Original Purchase Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                  Section 8.2. Offer to Remaining Holders of TPI-HCR Membership Interests. During the one hundred eighty (180) day period following the Initial Closing Date, the Company shall offer, to all remaining holders of TPI-HCR Membership Interests, to exchange for any or all of the TPI-HCR Membership Interests not then owned by the Company, Series C Debentures in an aggregate principal amount equal to the TPI-HCR Membership Interests Value of the TPI-HCR Membership Interests so exchanged through the date of closing of such exchange.

         Section 2.7 Permitted Purchaser Assignees. Each of the TPI-HCR Holders shall be "Permitted Purchasers Assignees" as contemplated by Section
14.4 of the Original Purchase Agreement, shall purchase the amount of Initial Securities set forth opposite their respective name on Schedule 2.1(a) to the Purchase Agreement, shall convey TPI-HCR Membership


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Interests to the Company pursuant to Section 8.1 of the Purchase Agreement in payment for such Initial Securities and shall otherwise assume the obligations of a "Purchaser" pursuant to the Purchase Agreement.

         Section 2.8. Exhibits and Schedules. Exhibits A-1 (Certificate of Designation of Series A Preferred Stock), A-2 (Certificate of Designation of Series B Preferred Stock), B (form of Indenture) and C (Restated Bylaws) attached to the Original Purchase Agreement are hereby deleted in their entirety and the Exhibits A (Certificate of Designation of the Series A and B Preferred Stock), B (form of Indenture) and C (Restated Bylaws) attached to this Amendment are hereby substituted in lieu thereof.

         Section 2.9. Disclosure Schedule. Schedules 2.1(a), 3.1(c), 3.1(k), 3.1(z) and 3.1(ee) attached to the Original Purchase Agreement are hereby deleted in their entirety and the Schedules 2.1(a), 3.1(c), 3.1(k), 3.1(z) and 3.1(ee) attached hereto are hereby substituted in lieu thereof.


                                  ARTICLE III

                                 Miscellaneous

         Section 3.1. Ratification of Agreements. The Original Purchase Agreement, as hereby amended, is hereby ratified and confirmed in all respects.

         Section 3.2. Governing Law. This Amendment shall be governed by and construed in accordance the laws of the State of Michigan and any applicable laws of the United States of America in all respects, including construction, validity and performance.

         Section 3.3. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.


                       [SIGNATURES FOLLOW ON NEXT PAGE]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.


                           ALTERRA HEALTHCARE CORPORATION


                                 By: /s/ William F. Lasky
                                    ----------------------------------------
                                 Name:  William F. Lasky
                                 Title:  Chief Executive Officer and President

                           RDVEPCO, L.L.C.
                                 By: RDV Altco, L.L.C., a member
                                 By: RDV Corporation, a member

                                 By: /s/ Robert H. Schierbeek
                                    ----------------------------------------
                                 Name:  Robert H. Schierbeek
                                 Title: Authorized Signatory

                                 By: EDP Assisted Living Properties, L.L.C.,
                                         a member
                                 By: Elsa D. Prince Living Trust u/a dated
                                         January 24, 1976

                                 By: /s/ Elsa D. Prince
                                    ----------------------------------------
                                 Name: Elsa D. Prince
                                 Title: Trustee


                           GROUP ONE INVESTORS, L.L.C.
                                 By: RDV Corporation, its manager


                                 By: /s/ Robert H. Schierbeek
                                    ----------------------------------------
                                 Name:  Robert H. Schierbeek
                                 Title: Authorized Signatory


                           HOLIDAY RETIREMENT 2000, LLC


                                 By: /s/ Daniel R. Baty
                                    ----------------------------------------
                                 Name:  Daniel R. Baty
                                 Title: a member



                        [SIGNATURES FOLLOW ON NEXT PAGE]



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                           ELSA D. PRINCE LIVING TRUST u/a dated
                                    January 24, 1976


                                 By: /s/ Elsa D. Prince
                                    ----------------------------------------
                                      Elsa D. Prince, as Trustee

                           RDV MANOR CARE, L.L.C.
                                 By: RDV Corporation, its manager


                                 By: /s/ Robert H. Schierbeek
                                    ----------------------------------------
                                 Title:



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